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
DIRECTORS                                    OFFICERS
Barton M. Biggs                              James W. Grisham
CHAIRMAN OF THE BOARD                        VICE PRESIDENT
  Chairman and Director, Morgan Stanley      Michael F. Klein
  Asset Management Inc. and Morgan Stanley   VICE PRESIDENT
  Asset Management Limited; Managing         Harold J. Schaaff,
  Director, Morgan Stanley & Co.             Jr.
  Incorporated; Director, Morgan Stanley     VICE PRESIDENT
  Group Inc.                                 Joseph P. Stadler
Warren J. Olsen                              VICE PRESIDENT
DIRECTOR AND PRESIDENT                       Valerie Y. Lewis
  Principal, Morgan Stanley Asset            SECRETARY
  Management Inc. and Morgan Stanley & Co.   Karl O. Hartmann
  Incorporated                               ASSISTANT SECRETARY
John D. Barrett II                           James R. Rooney
Chairman and Director,                       TREASURER
Barrett Associates, Inc.                     Joanna M. Haigney
Gerard E. Jones                              ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave LLP

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
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DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
           ---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
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LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
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INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

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For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                               BALANCED PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1997

LETTER TO SHAREHOLDERS
-------

The Balanced Portfolio's value investment philosophy is based on the premise that a diversified portfolio of undervalued equity securities and fixed income securities will outperform the market over the long-term and can be expected to preserve principal in a difficult market environment.

The Balanced Portfolio's asset allocation strategy between equities, fixed income and cash is based upon our estimate of the portfolio's risk. Since equities are the highest risk asset class, we have maintained a below average equity exposure during past periods of high market valuation. Typically, our equity exposure will range between 35% and 65% with an expected long term average of 55%.
PERFORMANCE COMPARED TO INDATA BALANCED-MEDIAN INDEX(1)
----------------------------------------------------

                                                TOTAL RETURNS(2)
                              ----------------------------------------------------
                                                      AVERAGE
                                            ONE       ANNUAL      AVERAGE ANNUAL
                                 YTD       YEAR     FIVE YEARS    SINCE INCEPTION
                              ---------  ---------  -----------  -----------------
PORTFOLIO--CLASS A..........       1.34%      9.78%      10.82%          10.22%
PORTFOLIO--CLASS B(3).......       1.22       9.51          NA            9.22
INDEX.......................       0.83      12.07       11.42           11.32

1. The Indata Balanced-Median Index is an unmanaged index and includes an asset allocation of 2% cash, 39% bonds and 59% equity based on $43 billion in assets among 552 portfolios for the period ended March 31, 1997 (includes dividends). The index returns are gross of management fees; the Portfolio returns are net of management fees and other expenses.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

For the three months ended March 31, 1997, the Portfolio had a total return of 1.34% for the Class A shares and 1.22% for the Class B shares, as compared to a total return of 0.83% for the Indata Balanced-Median Index. The average annual total return for the one year and five-year periods ended March 31, 1997, and for the period from inception on February 20, 1990 through March 31, 1997 for the Class A shares was 9.78%, 10.82% and 10.22%, respectively, as compared to 12.07%, 11.42% and 11.32%, respectively, for the Index.

Our asset allocation, based on market value at March 31, 1997, is as follows:

EQUITIES.............................................       47.3%
FIXED INCOME.........................................       50.4
CASH.................................................        2.3
                                                             ---
                                                             100%
                                                             ---
                                                             ---

EQUITIES

For the three months ended March 31, 1997, the equity component of the Balanced Portfolio had a gross return of 3.00% compared to the S&P 500 Index return of 2.69%.

After having a very strong January, driven by favorable earnings reports, solid mutual fund inflows, and benign interest rates, the market weakened considerably in February and March. The broad-based S&P 500 and the Dow Jones Industrial Average peaked in mid-February and mid-March, respectively, both finishing the quarter down 7% from their first quarter highs. The Nasdaq Composite, dominated by technology stocks, began to weaken earlier than the broader market, and ended the quarter down 12% from its January high. As the economy continued its advance from the fourth quarter of 1996, investors focused on the possibility of interest rate increases. Public comments made by the Fed Chairman added to these fears, which were confirmed by the .25% increase in the federal funds rate made in late March.

Within this environment, large-cap stocks continued to outperform small-cap stocks and growth stocks outperformed value stocks. The larger-cap S&P 500 returned

2.6% while the S&P small-cap index returned -5.57%. The S&P/Barron Growth Index returned 3.5% while the S&P/Barron Value Index returned 1.7%.

The equity component of the Balanced Portfolio holds the same undervalued companies that are held in the Value Equity Portfolio. The equity portion of the Portfolio has a wide valuation gap as compared to the characteristics of the S&P 500 Index.

                                       PRICE EARNINGS    PRICE-TO-BOOK
                                       ---------------  ---------------
PORTFOLIO-EQUITY PORTION.............          15.1X             2.6X
S&P 500..............................          19.7X             4.9X

During the quarter, the best performing sectors in the Portfolio were health care, up 12%, services and growth, up 10%, and technology, also up 10%. Underperforming sectors for the quarter included transportation, down 6%, paper and forest products, down 5%, and utilities and consumer durables, both down 4%. The best performing stocks in the quarter were Texas Instruments, up 18%, Sprint, up 14%, Bausch & Lomb, also up 14%, Harris Corp., up 13%, and Ogden, also up 13%. Stocks providing the biggest disappointment included Texas Utilities, down 15%, AT&T, also down 15%, Apple Computer, down 13%, and Willamette Industries, down 10%.

Changes made to the Portfolio during the quarter included decreasing the exposure to consumer staples by selling the final position in American Brands. We added to the energy sector with Occidental Petroleum. Occidental, one of the more efficient oil and gas exploration and production companies, is in the process of transforming its business mix, has reduced debt and cut costs, and is attractive on a valuation basis. We established a partial position in Olin, a chemical company that is also restructuring its businesses, selling assets, paying down debt and generating cash for additional value-added actions. Finally, we increased exposure to the retail sector by purchasing Wal-Mart. Wal-Mart began generating positive free cash flow in 1996 and recently announced a 30% dividend increase and a stock buyback program. Compared to the S&P 500 Index, we continue to overweight financial services and utilities, and underweight technology and health care.

FIXED INCOME

The fixed income component of the Balanced Portfolio continues to maintain 100% exposure to intermediate-term U.S. Government securities. For the three months ended March 31, 1997, the fixed income portion of the Portfolio had total return of .08% compared to a decline of -11% for the Lehman Intermediate-Government/ Corporate Index (MSAM/Chicago's fixed-income benchmark).

The fixed income portion of the Portfolio began the year at a weighted average maturity of 3.3 years. During the quarter, interest rates rose across all maturity spectrums, with the largest increase occurring in the two, three and five year maturities. This upward shift in the yield curve hurt the performance of the Portfolio. With the continued strength in the economy, the increase in short-term Fed funds rate, and the potential for further rate increases, we have allowed the weighted average maturity and average duration of the Portfolio to shorten. We are comfortable with our current position, which is less than the benchmark.

Stephen C. Sexauer
PORTFOLIO MANAGER

Alford E. Zick, Jr.
PORTFOLIO MANAGER

April 1997

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1997

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
COMMON STOCKS (46.7%)
  AEROSPACE (0.5%)
            450    United Technologies Corp.            $      34
                                                        ---------
  BANKING (6.9%)
            900    Bank of Boston Corp.                        60
            650    BankAmerica Corp.                           66
            750    Bankers Trust (New York) Corp.              61
            750    Chase Manhattan Corp.                       70
          1,300    First of America Bank Corp.                 78
            900    Mellon Bank Corp.                           66
          1,750    PNC Bank Corp.                              70
                                                        ---------
                                                              471
                                                        ---------
  CAPITAL GOODS (1.0%)
          1,500    Deere & Co.                                 65
                                                        ---------
  CHEMICALS (1.0%)
          1,025    Eastman Chemical Co.                        55
            400    Olin Corp.                                  16
                                                        ---------
                                                               71
                                                        ---------
  COMMUNICATIONS (3.1%)
          2,700    AT&T Corp.                                  94
          1,150    Sprint Corp.                                52
          2,000    U.S. West, Inc.                             68
                                                        ---------
                                                              214
                                                        ---------
  CONSUMER-DURABLES (1.7%)
          1,750    Chrysler Corp.                              52
          1,150    General Motors Corp.                        64
                                                        ---------
                                                              116
                                                        ---------
  CONSUMER-RETAIL (3.1%)
          1,750    J.C. Penney Co., Inc.                       83
          1,400    Wal-Mart Stores, Inc.                       39
          3,900    Woolworth Corp.                             91
                                                        ---------
                                                              213
                                                        ---------
  CONSUMER-SERVICE & GROWTH (1.5%)
            400    Eastman Kodak Co.                           30
          3,400    Ogden Corp.                                 72
                                                        ---------
                                                              102
                                                        ---------
  CONSUMER-STAPLES (3.5%)
          4,200    Fleming Cos., Inc.                          74
            675    Philip Morris Cos., Inc.                    77
          2,700    RJR Nabisco Holdings Corp.                  87
                                                        ---------
                                                              238
                                                        ---------

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
  ELECTRIC (0.3%)
            556    Energy Group plc ADR                 $      18
                                                        ---------
  ENERGY (5.1%)
          1,700    Ashland, Inc.                               69
            750    Atlantic Richfield Co.                     101
            575    Exxon Corp.                                 62
            600    Mobil Corp.                                 78
          1,500    Occidental Petroleum Corp.                  37
                                                        ---------
                                                              347
                                                        ---------
  FINANCIAL-DIVERSIFIED (1.5%)
          1,050    Student Loan Marketing Association         100
                                                        ---------
  HEALTH CARE (1.6%)
          1,950    Bausch & Lomb, Inc.                         77
            700    Baxter International, Inc.                  30
                                                        ---------
                                                              107
                                                        ---------
  INDUSTRIAL (1.7%)
            556    Hanson plc ADR                              13
          1,650    Rockwell International Corp.               107
                                                        ---------
                                                              120
                                                        ---------
  INSURANCE (2.4%)
          1,250    American General Corp.                      51
          1,050    Lincoln National Corp.                      56
            900    St. Paul Cos., Inc.                         58
                                                        ---------
                                                              165
                                                        ---------
  METALS (1.1%)
          1,050    Phelps Dodge Corp.                          77
                                                        ---------
  PAPER & PACKAGING (1.8%)
          3,100    Louisiana-Pacific Corp.                     64
          1,000    Willamette Industries, Inc.                 62
                                                        ---------
                                                              126
                                                        ---------
  SERVICES (0.7%)
            900    McGraw-Hill Cos., Inc.                      46
                                                        ---------
  TECHNOLOGY (2.6%)
            800    Apple Computer, Inc.                        15
          1,325    Harris Corp.                               102
            800    Texas Instruments, Inc.                     60
                                                        ---------
                                                              177
                                                        ---------
  TRANSPORTATION (1.2%)
            500    AMR Corp.                                   41
          1,350    Ryder System, Inc.                          40
                                                        ---------
                                                               81
                                                        ---------

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
  UTILITIES (4.4%)
          2,450    GPU, Inc.                            $      79
          1,900    NIPSCO Industries, Inc.                     75
          2,500    Pinnacle West Capital Corp.                 75
          2,150    Texas Utilities Co.                         74
                                                        ---------
                                                              303
                                                        ---------
TOTAL COMMON STOCKS (Cost $2,618)                           3,191
                                                        ---------

     FACE
    AMOUNT
     (000)
---------------
FIXED INCOME SECURITY (49.7%)
  U.S. TREASURY NOTE (49.7%)
$         3,503    5.50%, 4/15/00 (Cost $3,415)             3,399
                                                        ---------
SHORT-TERM INVESTMENT (2.7%)
  REPURCHASE AGREEMENT (2.7%)
            185    Chase Securities, Inc. 6.00%,
                    dated 3/31/97, due 4/01/97, to be
                    repurchased at $185
                    collateralized by U.S. Treasury
                    Bonds, 7.5%, due 11/15/16, valued
                    at $190 (Cost $185)                       185
                                                        ---------
TOTAL INVESTMENTS (99.1%) (Cost $6,218)                     6,775
                                                        ---------
OTHER ASSETS AND LIABILITIES (0.9%)
  Other Assets                                                125
  Liabilities                                                 (65)
                                                        ---------
                                                               60
                                                        ---------
NET ASSETS (100%)                                       $   6,835
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                                 $5,637
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 678,907 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                    $8.30
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                 $1,198
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 144,806 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                    $8.28
                                                        ---------
                                                        ---------

----------------------------------
ADR -- American Depositary Receipt